a series of Northern Lights Fund Trust

Supplement dated March 2, 2012

to the Prospectus dated June 1, 2011

On February 22, 2012, the Board of Trustees of Northern Lights Fund Trust, on behalf of The Currency Strategies Fund (the "Fund"), voted to approve the reduction of the Fund’s annual advisory fee (included under “Management Fee” below) from 1.47% of the average net assets of the Fund to 1.00%.  The reduced Management Fee is effective March 2, 2012.   Any contrary references in the Fund's Prospectus and Statement of Additional Information should be disregarded.

The sections entitled: “Fees and Expenses of the Fund”  and “Example” on page 1 of the Prospectus, are replaced with the following:

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.70%
Acquired Fund Fees and Expenses (2)	0.66%
Total Annual Fund Operating Expenses	2.61%

(1)

Restated to reflect the current Management Fee of 1.00% effective March 2, 2012.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.  Certain other investment companies and pooled investment vehicles may pay management and performance based fees to each entity's manager.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$824	$1,340	$1,881	$3,350

_________________________________________________________________

This Supplement, and both the existing Prospectus and Statement of Additional Information both dated June 1, 2011, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated June 1, 2011 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-898-4784.

a series of Northern Lights Fund Trust

Supplement dated March 2, 2012

to the Statement of Additional Information dated June 1, 2011

Reference is made to the section entitled: “Investment Adviser” beginning on page 38 of the Statement of Additional Information.  The table following the second paragraph on page 39 is deleted and replaced with the following with respect to the decrease in the annual management fee:

FUND	TOTAL MANAGEMENT FEE
The Currency Strategies Fund	1.00%

_________________________________________________________________

This Supplement, and both the existing Prospectus and Statement of Additional Information both dated June 1, 2011, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated June 1, 2011 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-898-4784.